REGULATORY MATTERS	12 Months Ended
Dec. 31, 2018
Regulated Operations [Abstract]
REGULATORY MATTERS
REGULATORY MATTERS

GENERAL INFORMATION ON RATE REGULATION AND ITS ECONOMIC EFFECTS
We record assets and liabilities that result from the regulated ratemaking process that would not be recorded under GAAP for non-regulated entities. See Note 2 - Significant Accounting Policies for further discussion.

A number of our businesses are subject to regulation by the NEB. We also collect and set aside funds to cover future pipeline abandonment costs for all NEB regulated pipelines as a result of the NEB’s regulatory requirements under LMCI (Note 14). Amounts expected to be paid to cover future abandonment costs are recognized as long-term regulatory liabilities. Our significant regulated businesses and other related accounting impacts, are described below.

Liquids Pipelines
Canadian Mainline
Canadian Mainline includes the Canadian portion of the mainline system and is subject to regulation by the NEB. Canadian Mainline tolls (excluding Lines 8 and 9) are currently governed by the 10-year CTS, which establishes a Canadian Local Toll for all volumes shipped on the Canadian Mainline and an International Joint Tariff for all volumes shipped from western Canadian receipt points to delivery points on the Lakehead System and delivery points on the Canadian Mainline downstream of the Lakehead System. The CTS was negotiated with shippers in accordance with NEB guidelines, was approved by the NEB in June 2011 and took effect July 1, 2011. Under the CTS, a regulatory asset is recognized to offset deferred income taxes as a NEB rate order governing flow-through income tax treatment permits future recovery. No other material regulatory assets or liabilities are recognized under the terms of the CTS.

Southern Lights Pipeline
The United States portion of the Southern Lights Pipeline is regulated by the FERC and the Canadian portion of the Southern Lights Pipeline is regulated by the NEB. Shippers on the Southern Lights Pipeline are subject to long-term transportation contracts under a cost-of-service toll methodology. Toll adjustments are filed annually with the regulators. Tariffs provide for recovery of allowable operating and debt financing costs, plus a pre-determined after-tax rate of return on equity (ROE) of 10%. Southern Lights Pipeline tolls are based on a deemed 70% debt and 30% equity structure.

Gas Transmission and Midstream
British Columbia (BC) Pipeline and BC Field Services
Under the current NEB-authorized rate structure for BC Pipeline, income tax costs are recovered in tolls based on the current income tax payable and do not include accruals for deferred income tax. However, as income taxes become payable as a result of the reversal of the temporary differences that created the deferred income taxes, it is expected that tolls will be adjusted to recover these taxes. Since most of these temporary differences are related to property, plant and equipment costs, this recovery is expected to occur over the life of those assets.

On July 4, 2018, we entered into agreements to sell our Canadian natural gas gathering and processing businesses (Note 8). On October 1, 2018, we closed the sale of the provincially regulated facilities. The sale of the federally regulated facilities is expected to close in mid-2019.

Spectra Energy Partners, LP
SEP's gas transmission and storage services are regulated by the FERC. Current rates are governed by the applicable FERC-approved natural gas tariff while fee-based gathering services are governed by the applicable state oil and gas commissions.

For information related to regulatory assets acquired in the Merger Transaction for Union Gas, BC Pipelines, BC Field Services and SEP, refer to Note 8 - Acquisitions and Dispositions.

Gas Distribution
On August 30, 2018, we received a decision from the OEB approving the application to amalgamate EGD and Union Gas (Amalgamation). On October 15, 2018, we announced that we would proceed with the Amalgamation, with an expected effective date of January 1, 2019. On January 1, 2019, the Amalgamation was completed and the amalgamated company continued as Enbridge Gas Inc. (EGI).

The OEB decision also approved the rate setting mechanism for the amalgamated entity to be employed during a five-year deferred rebasing period from 2019 through 2023, after which time rates will be rebased. The decision also approved the continuation and establishment of certain deferral and variance accounts, as well as an earnings sharing mechanism that requires the amalgamated entity to share equally with customers, any earnings in excess of 150 basis points over the OEB approved ROE.

Enbridge Gas Distribution Inc.
EGD’s gas distribution operations are regulated by the OEB. Rates for the years ended December 31, 2018 and 2017 were set in accordance with parameters established by the customized incentive rate plan (IR Plan). The customized IR Plan, inclusive of the requested capital investment amounts and an incentive mechanism providing the opportunity to earn above the allowed ROE, was approved, with modifications, by the OEB in 2014. The approved customized IR Plan is for establishing rates for 2014 through 2018.

As part of the customized IR Plan, the OEB approved the adoption of a new approach for determining net salvage percentages to be included within EGD’s approved depreciation rates, as compared with the traditional approach previously employed. The new approach results in lower net salvage percentages for EGD, and therefore lowers depreciation rates and future removal and site restoration reserves. The customized IR Plan also includes an earnings sharing mechanism, whereby any return over the allowed rate of return for a given year under the customized IR Plan will be shared equally with customers. Within annual rate proceedings for 2015 through 2018, the customized IR plan requires allowed revenues, and corresponding rates, to be updated annually for select items.

EGD’s after-tax rate of return on common equity embedded in rates was 9.0% and 8.8% for the years ended December 31, 2018 and 2017, respectively, based on a 36% deemed common equity component of capital for regulatory purposes, in both years.

Union Gas Limited
Union Gas is regulated by the OEB. Union Gas's distribution rates beginning January 1, 2014 are set under a five-year incentive regulation framework. The incentive regulation framework establishes new rates at the beginning of each year through the use of a pricing formula rather than through the examination of revenue and cost forecasts.

The incentive regulation framework includes an earnings sharing mechanism that permits Union Gas to fully retain the return on common equity from utility operations up to 9.93%, share 50% of any earnings between 9.93% and 10.93% with customers, and share 90% of any earnings above 10.93% with customers. Union Gas's approved after-tax return on common equity is fixed at 8.93% for the five-year incentive regulation term.

Enbridge Gas New Brunswick Inc.
Enbridge Gas New Brunswick Inc. is regulated by the EUB. The current rates are set, as prescribed by legislation for 2018 and 2019. In 2020 all rates will be set by cost-of-service methodology. On December 4, 2018, we announced that we entered into a definitive agreement for the sale of Enbridge Gas New Brunswick Inc. (Note 8). Closing of the transaction remains subject to the receipt of regulatory approvals and other customary closing conditions expected to occur in 2019. As such, we classified Enbridge Gas New Brunswick Inc. assets as held for sale and measured them at the lower of their carrying value or fair value less costs to sell. As the carrying value does not exceed the fair value, no impairment has been recorded for the year ended December 31, 2018.

FINANCIAL STATEMENT EFFECTS
Accounting for rate-regulated activities has resulted in the recognition of the following significant regulatory assets and liabilities:

December 31,	Recovery/Refund Period Ends	2018	2017
(millions of Canadian dollars)
Regulatory assets/(liabilities)
Liquids Pipelines
Deferred income taxes	Various	1,673	1,492
Tolling deferrals	Various	(28)	(34)
Recoverable income taxes	Through 2030	27	46
Pipeline future abandonment costs[1]	Various	(201)	(141)
Gas Transmission and Midstream
Deferred income taxes	Various	826	717
Regulatory liability related to income taxes[2]	Various	(912)	(1,078)
Other	Various	94	(16)
Gas Distribution
Deferred income taxes	Various	1,132	1,000
Purchased gas variance[3]	Various	197	51
Pension plans and OPEB[4]	Through 2033	118	102
Constant dollar net salvage adjustment	2018	6	38
Future removal and site restoration reserves[5]	Various	(1,107)	(1,066)
Site restoration clearance adjustment	Various	—	(31)
Other	Various	(4)	31

1	Funds collected are included in Restricted long-term investments (Note 14).

2	Relates to the establishment of a regulatory liability as a result of the United States tax reform legislation enacted December 22, 2017.

3
Purchase gas variance is the difference between the actual cost and the approved cost of natural gas reflected in rates. EGD and Union Gas have been granted OEB approval to refund this balance to, or to collect this balance from, customers on a rolling 12-month basis via the Quarterly Rate Adjustment Mechanism process.

4	The balances are excluded from the rate base and do not earn an ROE.

5
Future removal and site restoration reserves result from amounts collected from customers by the Company, with the approval of the OEB, to fund future costs for removal and site restoration relating to property, plant and equipment. These costs are collected as part of depreciation charged on property, plant and equipment that is recorded in rates. The balance represents the amount that the Company has collected from customers, net of actual costs expended on removal and site restoration. The settlement of this balance will occur over the long-term as future removal and site restoration costs are incurred. In the absence of rate regulation accounting, costs incurred for removal and site restoration would be charged to earnings as incurred with recognition of revenue for amounts previously collected.

OTHER ITEMS AFFECTED BY RATE REGULATION
Allowance for Funds Used During Construction and Other Capitalized Costs
Under the pool method prescribed by certain regulators, it is not possible to identify the carrying value of the equity component of AFUDC or its effect on depreciation. Similarly, gains and losses on the retirement of certain specific fixed assets in any given year cannot be identified or quantified.

Operating Cost Capitalization
With the approval of regulators, certain operations capitalize a percentage of specified operating costs. These operations are authorized to charge depreciation and earn a return on the net book value of such capitalized costs in future years. In the absence of rate regulation, a portion of such operating costs would be charged to earnings in the year incurred.

EGD entered into a services contract relating to asset management initiatives. The majority of the costs, primarily consulting fees, are being capitalized to gas mains in accordance with regulatory approval. As at December 31, 2018 and 2017, the net book value of these costs included in gas mains in Property, plant and equipment, net was $110 million and $118 million, respectively. In the absence of rate regulation accounting, some of these costs would be charged to earnings in the year incurred.